UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

      N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02.

Termination of a Material Definitive Agreement.

On January 31, 2007, Visiphor Corporation (the “Company”) received notification from Wayne Smith on behalf of TelePartners Consulting Inc. (“TelePartners”) that TelePartners was providing the Company with one month’s notice in accordance with the consulting agreement between the Company and TelePartners dated January 1, 2005 (the “Agreement”) that TelePartners was terminating the Agreement effective February 1, 2007.   Pursuant to the Agreement, TelePartners had agreed to cause Wayne Smith to perform the responsibilities and duties associated with the role of Chief Financial Officer and Chief Operating Officer for and on behalf of the Company.  The compensation for the services of Mr. Smith paid to TelePartners includes a monthly fee of Cdn$15,000.

The Agreement was terminated due to Mr. Smith’s need to resign from his position as Chief Financial Officer and Chief Operating Officer for personal reasons.  The Company will not incur any material early termination penalties under the Agreement.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 31, 2007, Wayne Smith tendered his resignation as Chief Financial Officer and Chief Operating Officer for personal reasons.  As referenced in Item 1.02 above, Mr. Smith’s services as Chief Financial Officer and Chief Operating Officer had been secured via a consulting agreement between the Company and TelePartners.  The information set forth under Item 1.01 above is incorporated into this Item 5.02 by reference.

(c)

On January 31, 2007, the Company’s Board of Directors appointed Sunil Amin as the Acting Chief Financial Officer of the Company.  Mr. Amin joined the Company in August 2006 as Controller.  Prior to his employment with Visiphor, Mr. Amin had served as Manager and Accounting/Controller for Stockgroup Media Inc./Stockhouse.com from February 2003 until August 2006.  Prior to his position with Stockgroup, Mr. Amin was a Financial Services Representative for TD Canada Trust from August 1998 until February 2003.

Mr. Amin is not a director of the Company or any other companies that report under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission.  Mr. Amin does not have any family relationships with any of the Company’s other directors or executive officers and has not had any interest, direct or indirect, in any transaction within the last two years, or in any proposed transaction to which the Company was or is to be a party.

Mr. Amin’s employment agreement with the Company dated July 18, 2006, with a change in annual salary of Cdn$100,000 with his appointment as Acting Chief Financial Officer, in addition, the 50,000 options at an exercise price of Cdn$0.10 previously awarded to Mr. Amin.  A copy of Mr. Amin’s employment agreement with the Company is attached hereto as Exhibit 10.2 to this Form 8-K.

A copy of the press release dated February 2, 2007 announcing Mr. Smith’s resignation and Mr. Amin’s appointment has been furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

10.1

Consulting Agreement between the Company and TelePartners dated January 1, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-KSB filed March 29, 2006).

10.2

Employment Agreement between the Company and Mr. Amin dated July 18, 2006.

99.1

Press Release dated February 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: February 2, 2007

By:

   /s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Consulting Agreement between Visiphor Corporation and TelePartners Consulting Inc. dated January 1, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-KSB filed March 29, 2006).

10.2

Employment Agreement between Visiphor Corporation and Sunil Amin dated July 18, 2006.

99.1

Press Release dated February 1, 2007.

EXHIBIT 10.2

July 18th, 2006

Sunil Amin

7448 Broadway

Burnaby, BC

V5A 1S4

EMPLOYMENT AGREEMENT

Dear Sunil:

I wish to confirm the terms and conditions of your offer of employment with VISIPHOR Corporation (hereinafter “VISIPHOR”).   Please read this letter over carefully and if acceptable, sign and return one original for our records.

1.     Position.

Your employment will be on a full-time basis as Controller, reporting to the Chief Financial Officer, Wayne Smith.  You are expected to perform the duties of your position (as they may be revised from time to time by management) honestly, in good faith and to the best of your ability.

2.     Total Compensation.

Your compensation will consist of an annual salary of CDN$75,000, paid semi-monthly in arrears subject to customary deductions.

3.     Start Date.

Your start date will be effective August 16th, 2006.

4.     Benefits.

After the completion of three (3) months of employment you will be entitled to VISIPHOR’s benefits applicable to your position as revised from time to time.  At present, these benefits include the BC Medical Services Plan and an Extended Health and Dental Plan.

5.     Stock Options.

As a further incentive, VISIPHOR may provide you with stock options. These options will be granted after completion of three months of employment, and in accordance with TSX Venture Exchange Polices and Board approval.

6.    Vacation.

You will receive four (4) weeks of paid vacation per calendar year.

7.     Hours of Work.

VISIPHOR office hours are from 8:30 am to 5:00 pm, Monday through Friday. Employees   are required to work a 7 ½ hour day within the office hours and are entitled to 1 hour for lunch. VISIPHOR has adopted a flex-time approach to staffing that permits some flexibility for the employees as to start time and end time subject to prior management approval.

8.     Expense Reimbursement. You will be reimbursed for all pre-authorized traveling and other out-of-pocket expenses, actually and properly incurred by you, in connection with your duties for VISIPHOR.  For the reimbursement of such expenses, you will furnish VISIPHOR with all relevant receipts and vouchers together with the completed expense form.

9.     Company Policy. You will adhere to all VISIPHOR policies, rules, systems and procedures as are in effect from time to time.  A VISIPHOR Policy Manual will be provided to you.  The Manual outlines in detail our policies, rules and systems.

10.   Company Property. Upon VISIPHOR request during your employment and immediately on termination, you will deliver to VISIPHOR all VISIPHOR’s property that is or should be in your possession or control.

11.    Resignation.

We hope that your service with VISIPHOR will be long and rewarding, but in the event of your wishing to terminate your employment with VISIPHOR, you will give a minimum of two (2) weeks prior notice in writing.

12.    Dismissal Without Cause. VISIPHOR may terminate your employment without cause upon notice to you as follows: Payment-in-lieu based on base salary, or the minimum notice, severance and other payments due under the

British Columbia Employment Standards Act (or its successor legislation), whichever is most beneficial to you financially.

13.    Dismissal For Cause.

VISIPHOR may terminate your employment for cause at any time without notice or liability for any severance, benefits or any other VISIPHOR obligation.  Such cause includes material breach of this agreement, failure to perform your duties or to comply with VISIPHOR policy or any dishonest act or breach by you of fiduciary duties owed by you to VISIPHOR.

14. Conflict of Interest.  Should you determine yourself to be in a conflict of interest position with VISIPHOR in any regard; you will call VISIPHOR’s attention to the situation and confer with VISIPHOR in an effort to resolve the conflict.  Should such conflict or any conflict noted by VISIPHOR be unresolvable in VISIPHOR’s view, VISIPHOR may, by notice to you, put you in a position to choose between resolving the conflict in VISIPHOR’s favour or resigning from your employment with VISIPHOR.

15.     Confidential Information.

(i).

All knowledge and information, whether oral or written, which you acquire by virtue of your employment or from or through VISIPHOR, its materials, data, designs, drawings, patents, processes, other employees, agents or consultants, or which you acquire on or off the premises of VISIPHOR respecting, without limitation, VISIPHOR’s services, products, processes, customers, other employees, development, patents, research, pricing, marketing, sales, designs, methods, systems, improvements, trade secrets and other Company matters, shall for all time and for all purposes be regarded as strictly confidential (the “Confidential Information”) and shall be held in the strictest confidence solely for the benefit and use of VISIPHOR.

(ii).

“Confidential Information” shall not include information which: (i) at the relevant time is in the public domain or afterwards becomes, through no act of yourself, part of the public domain as evidenced by generally available documents or publications; (ii) is disclosed to you without secrecy obligation owed to a third party who has the right to so disclose; (iii) at the time of disclosure is in your possession and was not acquired directly or indirectly, from VISIPHOR; or (iv) is independently developed by yourself, without the use of any Confidential Information and outside of your employment with VISIPHOR.

(iii).     Use.

Any Confidential Information which comes into the possession of you through your employment or involvement with VISIPHOR shall be held and used solely for the ultimate benefit of the Company, and shall not be used for any other purposes whatsoever.  No Confidential Information shall be directly or indirectly used, copied, photographed or disclosed in any way whatsoever, in whole or in part, by yourself to any other person, entity, organization or authority without the prior consent of VISIPHOR, which consent may be unreasonably withheld in the Company’s sole discretion.

(iv).     Protection and Access.

You will protect Confidential Information by taking all possible precautions.  You will limit the dissemination of Confidential Information to only those other Company employees who have a need to have access to such Confidential Information in order to perform the limited tasks necessary to have your work done for VISIPHOR.

(v).     Remedies for Misuse of Confidential Information.

All Confidential Information obtained from or through VISIPHOR is proprietary and shall be or are valuable trade secrets of the Company.  You acknowledge that any disclosure or unauthorized use thereof will cause irreparable harm and loss to VISIPHOR for which money damages will not be an adequate remedy.  You hereby consent and waive any and all defenses to the issuance of a restraining order, preliminary, interim or permanent injunction, without bond or indemnity, restraining or enjoining any violation of this Agreement by yourself and/or any party or parties acting in concert with you.

(vi).     No Rights or Licenses.

No rights or licenses, express or implied, are granted to yourself under any patents, patent applications, claims or copyrights or trade secrets of VISIPHOR as a result of, or related to this Agreement, or otherwise.

(vii).     Inventions and Innovations.

With respect to any know how, work product inventions or innovations arising directly or indirectly from your employment with VISIPHOR (collectively “Work Product”), you shall and do hereby agree to as follows:

a)

to promptly disclose to the Company the full and complete details of all Work Product, all of which shall constitute Confidential Information;

b)

that all right, title and interest in all Work Product will best in VISIPHOR immediately upon its creation, and to the consent that if any right, title or interest in any Work Product does not automatically vest in the Company, you hereby assign, transfer and grant to VISIPHOR, or its nominee from time to time, all of your rights, title and interest in such Work Product and will execute and deliver all registrable assignments and releases in favour of VISIPHOR or its nominee as VISIPHOR may require to evidence VISIPHOR’s ownership of such Work Product;

c)

that any failure of VISIPHOR to request or obtain any additional formal assignment of any Work Product will not affect VISIPHOR’s ownership thereof;

d)

to execute all necessary documents and provide all assistance necessary during and subsequent to your employment to enable VISIPHOR to perfect and maintain its title to, and to obtain for itself or its nominees, patents, industrial design registrations, copyright registrations and other legal protection in respect of Work Product in any way and in any jurisdiction and to enforce such rights;

e)

that you hereby irrevocably waive and agree not to assert any moral rights that you may have or may acquire in any Work Product and will provide written waivers from time to time as requested by VISIPHOR;

f)

to keep and maintain for the Company precise and up-to-date written records for all such inventions or innovations and shall not take any action, directly or indirectly or by assistance to a third party, to challenge the validity of the legal rights in and to the Work Product or the Company’s right, title and interest in and to any Work Product; and

g)

upon any termination of employment, you shall deliver to VISIPHOR promptly, all Confidential Information in your possession or control.

The foregoing covenants and agreements set forth are separate and distinct covenants and agreements and will be enforceable after the termination of your employment.

(viii).     No Solicitation or Competition.

You agree not at any time during he term of your employment with VISIPHOR, or within twelve (12) months thereafter, to solicit, interfere with or endeavor to entice away from VISIPHOR any person, firm or corporation in the habit of dealing with VISIPHOR, or interfere with or solicit any other employee of VISIPHOR.

You agree not to at any time during the term of your employment, directly or indirectly, (1) to be employed by or provide goods or services to any competitor, or any customer or client of VISIPHOR where such employment or services relate to the work which you do for VISIPHOR, or (2) during the term of your employment or for twelve (12) months after to compete personally with VISIPHOR whether through a proprietorship, partnership, corporation or otherwise, directly or indirectly.

(ix).     General Provisions.

You acknowledge that your full compliance with the terms and conditions of this Agreement is of utmost importance to VISIPHOR, and that any breach hereof shall also constitute just cause for your immediate dismissal, without warning, notice or severance.  The right of VISIPHOR to so terminate you shall in no way limit any other right or remedy of VISIPHOR expressed herein, or in law or equity.

a)

You represent that, except as may be stated in any attachment, you have no agreements with or obligations to others similar to, or inconsistent with, or in conflict with this Agreement.

b)

This Agreement may not be amended or modified, after its execution by the parties, except by amendment in writing duly signed by the parties hereto.

c)

This Agreement shall be construed and governed in accordance with the laws of the Province of British Columbia.

d)

In the event of default hereunder, VISIPHOR shall be entitled to its legal fees and costs on a full indemnity basis in addition to any damages, rights or remedies available to VISIPHOR.

e)

The terms and provisions of this Agreement shall be deemed to be severable, and if any term or provision hereof or portion hereof is deemed or held to be invalid, illegal or unenforceable, all of the remaining terms and conditions shall nevertheless be deemed to be in full force and effect.

16.     Notice.

Any notice from VISIPHOR required under this agreement may be delivered to you personally or to your last known address and will be deemed received on the date of delivery to that address.

17.     Assignment.

The rights that accrue to VISIPHOR under this agreement will pass to its successors or assigns.  Your employment is personal to you; therefore, your rights are not assignable or transferable in any manner.

18.     Severability.

In the event that a court of competent jurisdiction deems any provision of this agreement void or invalid, the remaining provisions will remain in full force and effect.

19.     Waiver.

The waiver by the other party of any breach of any provision of this agreement will not operate or be construed as a waiver of any subsequent breach or a violation.

20.     Interpretation.

In this agreement, the following interpretations will apply:

•

Words imparting the singular number include the plural and vice-versa;

•

Words imparting the masculine or feminine gender include each other;

21.     Code of Business Conduct and Ethics.

Along with signing this agreement, you also agree to sign our Code of Business Conduct and Ethics.  This code summarizing the legal, ethical and regulatory standard that VISIPHOR must follow and is a reminder to our directors, officers and employers of the seriousness of that commitment compliance with this code and high standards of business conduct is mandatory for every Visiphor employee.

22.     Entire Agreement.

This agreement constitutes the entire understanding between us with respect to your employment. Any and all previous agreements, written or oral, express or implied, between us relating to your employment by VISIPHOR are terminated and cancelled and each of us releases and forever discharges the other from all manner of action, causes of action, claims and demands whatsoever under or in respect of any such agreements.  Any modification to this agreement must be in writing and signed by both of us or it will be of no effect.  This agreement supersedes all prior agreements, arrangements and discussions whether written or oral.

23.     Other.

You confirm the accuracy of any information that you have supplied VISIPHOR on any resume or application.

Please confirm your acceptance of this employment agreement by signing one original and returning it to my attention.

Yours truly,

VISIPHOR Corporation

/s/ Noel Carawan-Hubin

Noel Carawan-Hubin
Director of Operations

The terms and conditions of this Employment Agreement are understood and accepted by me:

/s/ Sunil Amin

July 24, 2006

Signature

Date

EXHIBIT 99.1

VISIPHOR ANNOUNCES MANAGEMENT CHANGE

VANCOUVER, CANADA, February 2, 2007 – Visiphor Corporation (“Visiphor” or the “Company”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces that Mr. Wayne Smith, formerly Chief Financial Officer and Chief Operating Officer, has resigned his position with the Company in order to pursue other business opportunities. Mr. Smith will remain with the Company during a transition period over the next two months to ensure a smooth transfer of responsibilities and afterwards as a consultant to the Company on an ongoing basis. He remains a strong supporter of the Company and his knowledge and skill will continue to be available to Visiphor.

The Company is pleased to announce that Mr. Sunil Amin has been appointed Acting Chief Financial Officer. Mr. Amin joined the Company in August of 2006 as Controller; he holds a CGA designation and has several years of experience in financial management and controllership of public companies.

 “Wayne has built an excellent financial management system and team over the past four years, providing a strong base to support the continued growth of the Company. We wish Wayne all the best in his future endeavours”, said Roy Trivett, CEO. “I look forward to working more closely with Sunil. Over the six months since joining Visiphor, Sunil has clearly demonstrated that he has the knowledge and capabilities to step into the CFO role. This is underlined by the fact that he has led the project to revamp our financial control systems to be compliant with the stringent controls mandated by new public company regulation rules.”

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

-- 30 –

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver “Buck” Revell”
Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.